UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 31, 2004
                 -----------------------------------------------
                             INFOSEARCH MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

                    333-97385                         90-0002618
              (Commission File Number)     (IRS Employer Identification No.)

              4086 DEL REY AVENUE, MARINA DEL REY, CALIFORNIA 90292
     -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (310) 437-7380
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                               MAC WORLDWIDE, INC.
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION AND SUMMARY.

This Current Report on Form 8-K is being filed by InfoSearch Media, Inc. (formerly MAC Worldwide, Inc.) in connection with the consummation of three related transactions on December 31, 2004: (1) the merger (the "Merger") of Trafficlogic, Inc., a California corporation ("Trafficlogic") with and into our newly organized and wholly-owned subsidiary, Trafficlogic Acquisition Corp., a Delaware corporation ("Acquisition Sub"); (2) the disposition of our wholly-owned operating subsidiary, Mimi & Coco, Inc., a Canadian corporation ("Mimi & Coco") (the "Split-Off"); and (3) the closing of a private placement offering of our common stock, par value $0.001 per share (the "Common Stock") (the "Private Placement Transaction").

On October 26, 2004, MAC Worldwide, Inc. (now known as InfoSearch Media, Inc.) (the "Registrant") entered into a definitive agreement (the "Term Sheet") with Trafficlogic whereby the Registrant agreed to enter into the Merger. The terms of the Term Sheet were amended several times since October 26, 2004. The Registrant described the Term Sheet, the Merger, the Split-Off and the Private Placement Transaction, as well as the amendments to the Term Sheet, in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on November 1, 2004 and its Current Reports on Form 8-K/A filed on November 2, 2004, December 7, 2004 and December 21, 2004. These previously filed Current Reports (including the exhibits thereto) are hereby incorporated into this Current Report by reference.

The Merger was consummated in accordance with the terms of an Agreement and Plan of Merger and Reorganization dated December 30, 2004 among MAC Worldwide, Inc., Trafficlogic and Acquisition Sub (the "Merger Agreement") pursuant to which, among other things:

1.    Trafficlogic was merged within and into Acquisition Sub;

2.    MAC Worldwide, Inc. changed its name to InfoSearch Media, Inc.;

3. The holders of Trafficlogic common stock and common stock equivalents received 17,500,000 shares of Common Stock (or common stock equivalents, as the case may be) of the Registrant in consideration for the Merger, representing approximately 50% of the outstanding shares of Registrant after giving effect to the Merger, the sale of shares in the Private Placement Transaction and the Split-Off;

4. The pre-Merger shareholders of the Registrant retained 14,000,000 shares of Common Stock of the Registrant in consideration for the Merger, representing approximately 40% of the outstanding shares of Registrant after giving effect to the Merger, the sale of shares in the Private Placement Transaction and the Split-Off; and

5. The investors in the Private Placement Transaction received 3,699,868 shares of Common Stock, representing approximately 10% of the outstanding shares of the Registrant after giving effect to the Merger, the sale of shares in the Private Placement Transaction and the Split-Off.

The Split-Off was consummated in accordance with the terms of a split-off agreement dated December 30, 2004 (the "Split-Off Agreement") among MAC Worldwide, Inc., Trafficlogic, Mimi & Coco and Anthony Cavallo and Vincenzo Cavallo (the "Cavallos"). Prior to the effective time of the Merger, the Cavallos were members of our Board of Directors and our controlling stockholders. Pursuant to the Split-Off Agreement, the Cavallos acquired all outstanding shares of capital stock of Mimi & Coco from the Registrant in exchange for 24,301,170 shares of our Common Stock, 12,150,585 shares of which were owned by Anthony Cavallo and 12,150,585 shares of which were owned by Vincenzo Cavallo.

In accordance with Subscription Agreements (the "Subscription Agreements") executed and delivered by accredited investors participating in the Private Placement Transaction, we derived gross proceeds of $3,699,868 from the sale, at the price of $1.00 each, of 3,699,868 shares of Common Stock to approximately 57 accredited investors.

After giving effect to the Merger, the Private Placement Transaction and the Split-Off, the Registrant had 35,199,868 shares of Common Stock outstanding. All shares of Common Stock issued pursuant to the Merger and issued to the investors in the Private Placement Transaction are "restricted" stock and are subject to all applicable resale restrictions specified by federal and state securities laws.

By our acceptance of the Subscription Agreements we agreed to file within 60 days following the closing of the Private Placement Transaction, a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with the SEC to register for resale the Common Stock issued in connection with the Private Placement Transaction.

At the effective time of the Merger, the current directors and officers of the Registrant resigned. At the same time, Steve Lazuka was appointed to the board of directors and new officers were elected. The board will consist of four additional directors, three of whom will be appointed by Trafficlogic shareholders and one of whom shall be appointed by MAC Worldwide, Inc.

NOTE: This Current Report contains descriptions and summaries of certain documents. The descriptions and summaries contained herein do not purport to be complete and are qualified in their entirety by reference to the text of the original documents referenced, which are included as exhibits to this Current Report or incorporated herein by reference.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1. LOCK UP AGREEMENTS

Incident to the consummation of the Merger, as of December 31, 2004 we entered into Lock Up Agreements (the "Lock Up Agreements") with Steve Lazuka, Charles K. Dargan, II, Kelly Bakst, and David Gagne pursuant to which they have agreed not to offer, sell or otherwise dispose of all or a portion of the shares of Common Stock acquired in connection with the Merger Agreement during the period commending on the closing date of the Merger and ending on the 12-month anniversary of the closing date without our prior written consent.

2. INDEMNIFICATION AGREEMENTS

On December 31, 2004, we entered into indemnification agreements (the "Indemnity Agreements") with our director and certain of our executive officers, Steve Lazuka, Charles Dargan and Kelly Bakst. The Indemnity Agreements indemnify our director and officers for certain expenses, judgments, fines and settlement amounts incurred by them in any action or proceeding, including any action by or in the right of the Registrant arising out of such person's services to us or to any of our subsidiaries or any other company or enterprise to which such person provides services at our request. At present, there is no pending litigation or proceeding involving any of our officers or directors where indemnification will be required or permitted and we are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

3. SUBSCRIPTION AGREEMENT

In connection with the closing of the Private Placement Transaction, we accepted the Subscription Agreements. In the Subscription Agreements, we agreed to file the Registration Statement with the SEC 60 days following the closing of the Private Placement Transaction to register for resale the shares of our Common Stock sold to accredited investors. We are obligated to maintain the effectiveness of the Registration Statement for a period of 24 months. If the Registration Statement is not timely filed or the Registration Statement is not declared effective within 150 days after the closing of the Private Placement Transaction, we will be obligated to make payments, as liquidated damages, to investors in the Private Placement Transaction in the aggregate amount of 1% of the purchase price of the Common Stock sold to such investors in the Private Placement Transaction per month for each full calendar month of such failure.

4. STEVE LAZUKA EMPLOYMENT AGREEMENT

We have entered into an executive employment agreement with our Chief Executive Officer, Steve Lazuka. The employment agreement provides for an initial annual base salary of $175,000. The agreement provides for a minimum annual increase in base salary of 10% and additional increases at the discretion of the Board of Directors. The employment agreement also provides for an annual performance-based bonus of up to $175,000 as determined by the Company's Board of Directors. Under the agreement, Mr. Lazuka will also receive options to purchase up to 600,000 shares of our Common Stock made available under our 2004 Stock Option Plan (the "Plan") which vest over a three year period. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the Plan. The exercise price of the options will be $1.00 per share and the exercise price of any future option will be the fair market value of our common stock on the date such options are granted.

Mr. Lazuka's employment agreement expires on December 31, 2006, subject to extension or earlier termination. The agreement provides that if Mr. Lazuka is terminated by us without cause or if he terminates his employment agreement for good reason, he will be entitled to his base salary, any bonus then earned and all health and benefits coverage in each case for the 12 months thereafter. At the election of Mr. Lazuka, in the event of such termination, his base salary and any bonus then earned is payable by the Company within 45 days after his last day of employment. Additionally, all stock options granted to him will immediately vest.

5. CFO 911 ENGAGEMENT AGREEMENT

On September 27, 2004, Trafficlogic, Inc. entered into an engagement agreement (the "Engagement Agreement") with CFO 911 pursuant to which Charles K. Dargan, II was engaged to provide Chief Financial Officer and Controller services to Trafficlogic. The term of the Engagement Agreement is 2 months with extensions as agreed between the parties. CFO 911 receives compensation at the rate of $20,000 per month payable at two week intervals.

6. MERGER AGREEMENT

On December 30, 2004 we entered into the Merger Agreement which provides for the merger of Trafficlogic into the Acquisition sub. As a result of the Merger, the shareholders of Trafficlogic received Common Stock and common stock equivalents of the Registrant in exchange for their shares of common stock and common stock of Trafficlogic. Pursuant to the Merger Agreement, the closing of the Merger was conditioned on the closing of the Private Placement Transaction and the Split-Off. The Merger Agreement provided for the conversion at the effective time of the Merger of each share of common stock of Trafficlogic to be converted into 279.133569501 shares of Common Stock of the Registrant.

7. SPLIT-OFF AGREEMENT

On December 30, 2004, we executed a split-off agreement (the "Split-Off Agreement") with the Cavallos, Trafficlogic and Mimi & Coco, Inc., our operating subsidiary, which provides for the purchase of all capital stock of Mimi & Coco by the Cavallos in exchange for all of their capital stock in the Registrant which shares where returned to us and cancelled.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Merger, the Private Placement Transaction and the Split-Off were completed on December 31, 2004.

Pursuant to the Merger, Trafficlogic was merged with and into Acquisition Sub resulting in the Registrant's acquisition of all of the assets (and liabilities) of Trafficlogic. The stockholders of the Registrant immediately after the Merger were (i) the stockholders of the Registrant immediately before the Merger, other than Vincenzo Cavallo and Anthony Cavallo, (ii) the stockholders of Trafficlogic immediately prior to the Merger, and (iii) the investors in the Private Placement Transaction. There was no relationship (other than in respect of the Merger and the ancillary transactions) between Trafficlogic or any controlling stockholder of Trafficlogic and the Registrant or any affiliate, director, officer or substantial stockholder (prior to the Merger) of the Registrant.

The Private Placement Transaction involved 3,699,868 shares of Registrant's Common Stock issued to the investors for the aggregate purchase price of $3,699,868 that the investors paid to the Registrant for the Common Stock. The name of each investor as well as the number of shares purchased are provided below (shares were purchased at $1.00 per share). Each of the investors represented to the Registrant that it is an accredited investor. There was no relationship (other than in respect of the Merger and the ancillary transactions) between any of these investors and the Registrant or any affiliate, director, officer or substantial stockholder (prior to the Merger) of the Registrant.

           Name of Investor                          No. of shares

           Doug Anderson Realty, Ltd.                       24,985
           Grant Hodgins                                    99,988
           Rowena Santos                                    40,000
           Aubrey Michelle Santos                           24,990
           Manvinder Deol                                   50,000
           Faccone Enterprises Ltd.                         50,000
           Jason Soprovich Realty Inc                       50,000
           Robert Allan Slaughter                           40,000
           Thien To                                         40,000
           Lionel Bouvier                                   40,000

           Malcolm Bachand                                  25,000
           Carlton Securities Ltd.                          25,000
           Code Consulting Ltd                              25,000
           Richard Crawford                                 25,000
           Mark Francioli                                   25,000
           Lloyd Guenther                                   25,000
           Terry Ho                                         25,000
           LSM Business Services Ltd                        25,000
           Michael Paraskake                                25,000
           Bruce Bourgaize                                  15,000
           Peter Krakowiak                                  25,000
           Dan Ashton                                       14,988
           Maxamillion Ass't LLC                            70,000
           Michael Kroeger                                  50,000
           Byron Blaine Flateland Living Trust              30,000
           Nolan and Penny Stanger                          25,000
           Janis Parmar                                     25,000
           Chris Roff                                       25,000
           Henry Polessky                                  159,990
           John Heras                                       74,988
           Abdolrahim Motalebpoor-Laylabadi                100,000
           Arthur Cinnamon                                  29,988
           Noble Securities Holdings, Inc.                 100,000
           Allstar Gold, Inc.                               25,000
           Peter C. Belford, Sr.                           100,000
           Stellar Capital Fund LLC                        250,000
           SYS Holdings                                     25,000
           Ken Wong                                         24,988
           Inter-Pro Property Corporation (USA)            150,000
           Eric W.H. Feilden                                30,000
           Duc To                                           25,000
           Rainer E.G. Ludwig                              100,000
           Allandale Services Ltd.                         250,000
           Alcaron Capital Corp.                            99,985
           Croesus Investment Holdings, Inc.                49,988
           Greg Osborne                                     70,000
           Teraz Holdings, Inc.                             99,990
           Harpoon Capital                                  25,000
           ISM LLC                                         300,000
           McCrae Associates LLC                            50,000
           Christopher Carlin                               20,000
           William Ward                                    100,000
           Michael Weiss                                    50,000
           John Rogers & Linda Haack-Rogers                 25,000
           RMS Advisors, Inc.                              100,000
           Crown Capital Partners SA                       250,000
           John G. Burns                                    50,000

The Split-Off involved all outstanding shares of capital stock of Mimi & Coco sold by the Registrant to Vincenzo Cavallo and Anthony Cavallo in exchange for 24,301,170 shares of Registrant's Common Stock, 12,150,585 of which were owned by Vincenzo Cavallo and 12,150,585 of which were owned by Anthony Cavallo, that the Cavallos tendered to the Registrant which the Registrant cancelled. Vincenzo Cavallo and Anthony Cavallo were each a director, an executive officer and a controlling stockholder of the Registrant prior to the Merger and the ancillary transactions.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

As a result of the Merger, the Registrant became obligated to issue 17,500,000 shares of our Common Stock and common stock equivalents to the former shareholders of Trafficlogic in exchange for the cancellation of all the outstanding shares of common stock and common stock equivalents of Trafficlogic as of the effective date of the Merger which was December 31, 2004. In issuing these unregistered securities in the Merger, the Registrant relied on the exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder, because the transaction did not involve any public offering and was made in connection with a privately negotiated merger transaction approved by the board of directors and a majority of the shareholders of Trafficlogic.

Upon the closing of the Private Placement Transaction, on December 31, 2004, the Registrant sold 3,699,868 shares of Common Stock to the investors in the Private Placement Transaction, at a price of $1.00 per share. The investors and the respective number of shares issued is set forth under Item 2.01(b) of this Current Report. These securities where offered and sold by the Registrant in reliance on exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The investors in the Private Placement Offering were all "accredited investors" as that term is defined under Regulation D. The investors were provided a confidential offering memorandum and executed individual subscription agreements in which they made representations regarding their sophistication and qualifications as accredited investors.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

On December 31, 2004, we completed the Merger of Trafficlogic with and into Acquisition Sub. In connection with the Merger, we issued a dividend increasing the outstanding shares of Common Stock to 38,301,171; we completed the Private Placement Transaction, resulting in the issuance of 3,699,868 shares of Common Stock to accredited investors; and the Trafficlogic shareholders retained 17,500,000 shares of our Common Stock and common stock equivalents. At the effective time of the Merger, all of the Common Stock owned by the Cavallos, our former controlling shareholders, were repurchased by us and then cancelled in exchange for our transfer to the Cavallos of all of the outstanding capital stock of Mimi & Coco.

The former and new control groups and their associates agreed that the composition of the Registrant's board of directors and executive officers would change concurrently with the Merger such that the board of directors would be comprised of five members, four members of which are to be designated by Trafficlogic and one member of which is to be designated by the Registrant and the post-Merger executive officers would be appointed by Trafficlogic. At the effective time of the Merger, the officers and directors of the Registrant resigned and at the same time Steve Lazuka was appointed to the board of directors and the following persons were elected as officers of the Registrant:

         Steve Lazuka               President and Chief Executive Officer
         Charles K. Dargan, II      Vice President and Chief Financial Officer
         Kelly Bakst                Vice President and Chief Operating Officer
         David Gagne                Vice President, Technology

It is anticipated that the remaining members of the board of directors will be appointed in the near future. The Registrant is not currently a party to any other agreements which may result in a change in control.

The following table sets forth certain information regarding the beneficial ownership of the Common Stock prior to December 31, 2004, and as adjusted to reflect the issuance of the Common Stock in the Private Placement Transaction, the completion of the Split Off and the completion of the Merger by (i) each person who, to our knowledge, beneficially owns, or upon completion of the Offering will beneficially own, more than 10% of our Common Stock; (ii) each of our directors and executive officers of the Company; and (iii) all of our executive officers and directors as a group:

                                            PRIOR TO DECEMBER 31, 2004             AFTER DECEMBER 31, 2004

     NAME OF                                                   PERCENT                                PERCENT
     BENEFICIAL OWNER                       AMOUNT (1)        OF CLASS            AMOUNT (2)         OF CLASS
     ----------------                       ----------        --------            ----------         --------
     Steve Lazuka                                 0                0 %             9,753,485        27.70 %
     Charles K. Dargan, II                        0                0 %                     0            0 %
     Kelly Bakst                                  0                0 %                     0            0 %
     David Gagne(3)                               0                0 %               121,144            * %
     Anthony Cavallo                      2,500,000            31.72 %                     0            0 %
     Vincenzo Cavallo                     2,500,000            31.72 %                     0            0 %

-----------------------------------------------------------------------------------------------------------
     All Executive Officers and           5,000,000             63.44%             9,874,629        28.41 %
     Directors as a group

*     represents beneficial ownership of less than 1%

(1) Beneficial ownership is calculated based on 7,880,520 shares of Common Stock on a diluted basis outstanding as of December 31, 2004 but prior to giving effect to the Merger, the Split-Off and the closing of the Private Placement Transaction. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 31, 2004. The shares issuable pursuant to those options or warrants are deemed outstanding for computing the percentage ownership of the person holding these options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable.

(2) Beneficial ownership is calculated based on 35,199,869 shares of Common Stock outstanding on a diluted basis after giving effect to the Private Placement Transaction, the completion of the Split-Off and the completion of the Merger. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 31, 2004. The shares issuable pursuant to those options or warrants are deemed outstanding for computing the percentage ownership of the person holding these options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable.

(3) Includes 121,144 shares of Common Stock issuable upon exercise of Options exercisable within 60 days of December 31, 2004.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Concurrently with the Merger, on December 31, 2004, the pre-Merger directors and executive officers of the Registrant resigned and simultaneously therewith a new director and executive officers were appointed. The composition of the Registrant's board of directors will be comprised of five members, four members of which are to be designated by Trafficlogic and one member of which is to be designated by the Registrant. Steve Lazuka has been appointed to the Registrant's board of directors. It is anticipated that the remaining members of the board of directors will be appointed in the near future. The Registrant's director and executive officers as of December 31, 2004 are as follows:

STEVE J. LAZUKA - Chairman of the Board, President and Chief Executive Officer.

Mr. Lazuka's responsibilities include all aspects of the firm's operations and overall business development. Prior to founding Trafficlogic in January 2002, Mr. Lazuka co-founded Website Results in September of 1999, which later was sold to 24/7 media, a publicly traded online media company. He later served as both Vice President of Operations, as well as Vice President of Business Development of Website Results. While at Website Results, Mr. Lazuka built several stand-alone divisions. Mr. Lazuka graduated from John Carroll University with a degree in Business Management.

Mr. Lazuka has an employment agreement with the Registrant. The description of that employment agreement is incorporated herein by reference to Item 1.01.

CHARLES K. DARGAN, II - Vice President and Chief Financial Officer.

Mr. Dargan serves as our Chief Financial Officer pursuant to a consulting agreement with CFO 911, a provider of for-contract CFO services. Mr. Dargan has been a principal of CFO 911 since January of 2003. In 2000, Mr. Dargan joined Semotus Solutions, Inc., a publicly held, wireless infrastructure company, as its Chief Financial Officer where he is responsible for managing the accounting, finance and budgeting and planning departments of Semotus as well as being responsible for its financial strategy and merger and acquisition efforts. Mr. Dargan joined the board of directors of Semotus in March of 1999. Prior to joining Semotus, Mr. Dargan was Managing Director of The Seidler Companies Incorporated where, as a member of the investment banking department, he was responsible for public and private debt and equity financings as well as merger and acquisition transactions. Mr. Dargan has been a certified public accountant since 1980, a chartered financial analyst since 1998 and received his Masters in Business Administration from the University of Southern California.

KELLY BAKST - Vice President and Chief Operating Officer.

Mr. Bakst brings over 20 years of operations and information technology experience to Trafficlogic, including extensive experience in the Internet, finance, healthcare, insurance and education sectors. Prior to joining Trafficlogic in October 2004, Mr. Bakst was Director of Applications Development for Zenith National Insurance-Workman's Compensation Insurance and Vice President of Systems for Thomas Weisel Partners, LLC - a San Francisco based investment-banking firm. During his time at Thomas Weisel Partners, Mr. Bakst created CRM and trading systems from the ground up, and streamlined processes to allow for effective cost management. Additionally, Mr. Bakst has served as Director of Information Technology for Healthcare Recoveries, Inc. and as Executive Vice President of Technology for Evaluation Technologies, Inc.

DAVID GAGNE - Vice President, Technology.

Mr. Gagne has been developing enterprise and Internet-based information architecture solutions for almost a decade. Mr. Gagne began his career as the lead programmer for a biotechnology company in North Central Florida. While there, he was integral in the creation of a corporate logistics/manufactured goods distribution and warehousing system. He has worked extensively in the fields of telecommunications, medical insurance claim management, and electronic entertainment media. Mr. Gagne has a wealth of experience managing business data systems and is accomplished in a wide range of programming languages. Mr. Gagne graduated with Honors from the University of Florida College of Liberal Arts and Sciences with a Bachelor's Degree in English.

There are no family relationships among any of our new executive officers or directors.

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

On December 29, 2004, in connection with the Merger, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a change in the name of the Registrant from "MAC Worldwide, Inc." to "InfoSearch Media, Inc." The name change became effective on December 31, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS

The financial statements required to be filed by this item will be filed by an amendment to this Current Report on Form 8-K to be filed within 71 days.

(B)  PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required to be filed by this item will be filed by an amendment to this Current Report on Form 8-K to be filed within 71 days.

(C)  EXHIBITS

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

EXHIBIT NO.       DESCRIPTION
----------        -----------


2.1 Agreement and Plan of Merger and Reorganization dated as of December 30, 2004 among Trafficlogic, Inc., MAC Worldwide, Inc. and Trafficlogic Acquisition Corp.

2.2               Split  Off  Agreement   dated  December  30,  2004  among  MAC
                  Wordwide, Inc., Vincenzo Cavallo, Anthony Cavallo, Mimi & Coco, Inc. and Trafficlogic, Inc.

3.1.1 Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registrant's Form SB-2 filed on July 31, 2002, File Number 333-97385)

3.1.2 Certificate of Amendment to Certificate of Incorporation of MAC Worldwide, Inc.

3.1.3 Certificate of Amendment to Certificate of Incorporation of MAC Worldwide, Inc.

3.2 By laws of MAC Worldwide, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrants Form SB-2 filed on July 31, 2002, File Number 333-97385)

10.1              Employment   Agreement   dated   December   29,  2004  between
                  InfoSearch Media, Inc. and Steve Lazuka

10.2              Engagement   Agreement   dated   September  27,  2004  between
                  Trafficlogic, Inc. and CFO 911

10.3 Lock Up Agreements between MAC Worldwide, Inc. and Trafficlogic, Inc. related to Common Stock acquired in the Merger by Steve Lazuka, Charles Dargan, Kelly Bakst and David Gagne

10.4              Indemnity   Agreements   dated   December   31,  2004  between
                  InfoSearch Media, Inc. and Steve Lazuka, Charles Dargan, and Kelly Bakst

10.5              2004 Stock Option Plan

10.6              Subscription Agreement

21                List of Subsidiaries

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 4, 2005                       INFOSEARCH MEDIA, INC.
                                             (formerly MAC Worldwide, Inc.)



                                             By: /s/ Steve Lazuka
                                             -----------------------------------
                                             Name: Steve Lazuka
                                             Title: Chief Executive Officer